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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report:                                          March 8, 2004
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(Date of earliest event reported):                       March 8, 2004
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                  (State or other jurisdiction of Incorporation)


       1-6541                                                   13-2646102
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   (Commission                                            (IRS Employer
    File Number                                            Identification No.)


667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

 (a)  Not applicable.

 (b)  Not applicable.

 (c)  Exhibits:

      Exhibit No.                        Description
      ----------                         -----------
         99.1          Loews Corporation press release, issued March 8, 2004.


Item 9.  Regulation FD Disclosure

  On March 8, 2004, Loews Corporation issued a press release announcing that it intends, subject to market and other conditions, to offer $300 million principal amount of new twelve-year senior notes in a public offering. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

  The information in this Report (including the exhibit) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LOEWS CORPORATION
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                                                 (Registrant)




Dated:  March 8, 2004                       By:    /s/  Gary W. Garson
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                                                 Gary W. Garson
                                                 Senior Vice President
                                                 General Counsel and Secretary

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